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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 6, 2002



                           COMPAQ COMPUTER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)




         Delaware                   1-9026                    76-0011617
(State or Other Jurisdiction  (Commission File No.) (IRS Employer Identification
     of Incorporation)                                          No.)





         20555 SH 249
        Houston, Texas
    (Address of Principal                                        77070
     Executive Offices)                                        (Zip Code)


                                 (281) 370-0670
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

In a press release dated March 6, 2002, Compaq Computer Corporation ("Compaq") (NYSE: CPQ) announced that the U.S. Federal Trade Commission (the "FTC") closed its investigation of the proposed merger between Hewlett-Packard Company and Compaq. The press release, dated March 6, 2002, is attached as Exhibit 99.1.

Compaq's website (www.compaq.com) contains a significant amount of information
                  --------------
about Compaq, including financial and other information for investors. Compaq encourages investors to visit its web site from time to time, as information is updated and new information is posted.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits

      Exhibit 99.1   Press Release dated March 6, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMPAQ COMPUTER CORPORATION

Dated:  March 7, 2002               By:        /s/ Linda S. Auwers
                                        ----------------------------------------
                                        Linda S. Auwers, Vice President,
                                        Deputy General Counsel and Secretary